INCOME TAXES	24 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE J—INCOME TAXES

Deferred income taxes result primarily from net operating loss carry-forwards and temporary differences in the bases of certain assets and liabilities for financial and income tax reporting purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2011	2010
Deferred Tax Assets:
Tax Credit Carryforwards	$9,940	$14,629
Accounts Receivable	55	104
Inventory	431	288
Warranty Reserve	34	87
Accrued Expenses and Other	35	2

Total Gross Deferred Tax Assets	10,495	15,110
Valuation Allowance	(9,071)	(13,563)

	1,424	1,547
Deferred Tax Liabilities:
Property, Equipment, and Intangibles	(1,424)	(1,547)

Net Deferred Tax Assets	$—	$—

The significant elements contributing to the differences between the United States federal statutory tax rate and the Company’s effect tax rate are as follows:

	December 31,
	2011	2010
Statutory U.S. federal income tax rate	34.0%	34.0%
State taxes, net of federal benefit	5.6%	5.6%
Permanent differences	8.5%	-0.4%
Change in valuation allowance	-48.1%	-39.2%

Effective tax rate	0.0%	0.0%

The valuation allowance has been established due to the uncertainty of realizing the benefits of the deferred tax assets. The allowance decreased $4,492 and increased $987 during the years ended December 31, 2011 and 2010, respectively, due primarily to changes in the tax credit carry-forwards for 2010 and 2011. At December 31, 2011, tax credit carry-forwards of $18,461 were available to be applied against future taxable income that expire in various years from 2020 to 2030. A portion of the tax credit carry-forwards is subject to certain annual limitations imposed under Section 382 of the Internal Revenue Code of 1986. In addition, at December 31, 2011 unused capital loss carry-forwards of $6,080 were available to be applied against future capital gains that expire in 2015. In addition, at December 31, 2011 unused work opportunity tax credits of $124 were available to be applied against future income taxes that expire in future years from 2026 to 2029.

For the years ended December 31, 2011 and 2010, there was no current income tax expense.

The Company did not identify any uncertain tax positions taken or expected to be taken in a tax return which would require adjustment to the consolidated financial statements. The Company is subject to U.S. federal income tax as well as income tax in multiple state and local jurisdictions. Currently, no federal or state or local income tax returns are under examination. Tax years 2007 through 2010 remain open to examination by the major taxing jurisdictions to which the Company is subject.